UNITED STATES SECURITIES AND
 EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2008

RAZOR RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51973
(Commission File Number)

N/A
(IRS Employer Identification No.)

1500 Rosecrans Avenue, Suite 500, Manhattan Beach CA 90266
(Address of principal executive offices and Zip Code)

310-706-4009
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 1, 2008, we entered into a return to treasury agreement with Bing Wong and Rong Xing Yang, former directors and officers of our company. Pursuant to the agreement, Bing Wong has agreed to the return and cancellation of 37,500,000 shares of our common stock currently held by him and Rong Xing Yang has agreed to the return and cancellation of 7,482,150 shares of our common stock currently held by him. We did not provide Bing Wong or Rong Xing Yang with any compensation for such cancellation and welcome the benefit that this will provide to our minority shareholders.

Item 9.01	Financial Statements and Exhibits

10.1	Share Cancellation/Return to Treasury Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAZOR RESOURCES INC.

/s/ Jordan Welsh
Jordan Welsh, President

Date: May 6, 2008